UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: November 21, 2013

(Date of earliest event reported)

PennantPark Investment Corporation

(Exact name of registrant as specified in its charter)

Maryland	814-00736	20-8250744
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

590 Madison Avenue, 15th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

212-905-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

(a) Dismissal of independent registered public accounting firm

On November 21, 2013, the board of directors (the “Board”) of PennantPark Investment Corporation (the “Company”) (NASDAQ:PNNT) dismissed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm. The Board’s decision to dismiss KPMG was recommended by the audit committee of the Board.

KPMG served as the Company’s independent registered public accounting firm for the fiscal years ended September 30, 2012 and 2013. The audit reports of KPMG on the Company’s financial statements as of and for the years ended September 30, 2012 and 2013 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 30, 2012 and 2013 and through November 21, 2013, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused it to make reference to the subject matter of the disagreements in connection with its audit report, nor were there any “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company requested that KPMG reviews the disclosures contained herein and asked KPMG to furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission containing any new information, clarification of the Company’s expression of KPMG’s views, or the respects in which KPMG does not agree with the statements contained herein. A copy of KPMG’s letter dated November 25, 2013 is filed as an exhibit to this Form 8-K.

(b) Engagement of new independent registered public accounting firm

On November 21, 2013, upon the recommendation of the audit committee, the Board engaged McGladrey LLP (“McGladrey”) to serve as the Company’s independent registered accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending September 30, 2014.

During the two most recent fiscal years and through November 21, 2013, the date of the engagement of McGladrey, neither the Company nor any person on its behalf has consulted with McGladrey with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 16.1 hereto, may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this Current Report on Form 8-K are forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. PennantPark Floating Rate Capital Ltd. undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits

16.1         Letter of KPMG LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 25, 2013	PENNANTPARK INVESTMENT CORPORATION

	By:	/s/ Aviv Efrat
Aviv Efrat
Chief Financial Officer & Treasurer

Exhibit Index

Exhibit No.	Description

16.1	Letter of KPMG LLP